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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM 8-K


                                CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 25, 2002


                                 Unitrin, Inc.
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               (exact name of registrant as specified in its charter)

                                    Delaware
________________________________________________________________________________
         (State or other jurisdiction of incorporation or organization)

One East Wacker Drive, Chicago, Illinois                      60601
________________________________________________________________________________
(Address of principal executive offices)                 (Zip Code)


      0-18298                                           95-4255452
________________________________________________________________________________
(Commission File Number)                  (I.R.S. Employer Identification No.)


                                 (312) 661-4600
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              (Registrant's telephone number, including area code)


                           Not Applicable
________________________________________________________________________________
          (Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

In connection with Rule 5b-3 under the Trust Indenture Act of 1939, BNY Midwest Trust Company is acting as Trustee under the Senior Indenture between Unitrin, Inc. and BNY Midwest Trust Company, a form of which was filed as Exhibit 4.1 to the Company's Registration Statement on S-3, as amended (File No. 333-87866). A copy of the Form T-1, which supercedes the Form T-1 filed as Exhibit 25.1 to the Company's Registration Statement on June 24, 2002, regarding the qualification of BNY Midwest Trust Company to act as Trustee, which was prepared by BNY Midwest Trust Company is being filed as Exhibit 25.1 to this report.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibits

          Exhibit No.             Exhibit

          25.1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of BNY Midwest Trust Company, as Trustee under the Senior Indenture.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         Unitrin, Inc.
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Date: June 25, 2002                      /s/ Eric J. Draut
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                                         Eric J. Draut
                                         Executive Vice President and Chief
                                             Financial Officer

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